                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

               --------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                        Date of Report: February 15, 2006
                        ---------------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                333-123974-01            23-2811925
           --------                -------------            ----------
        (State or Other             (Commission          (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)       Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 and items 3 through 8 are not included because they are not applicable.

Item 2.01         Acquisition or Disposition of Assets

                  On January 31, 2006, a single series of certificates, entitled
GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates,
Series 2006-C1 (the "Certificates"), was issued pursuant to a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as
Exhibit 4.1, dated as of January 1, 2006, among GMAC Commercial Mortgage
Securities, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage
Corporation ("GMACCM"), as master servicer, whole loan paying agent, CWCapital
Asset Management LLC ("CWCapital"), as special servicer, and Wells Fargo Bank,
N.A., as trustee. The Certificates consist of thirty-six classes identified as the "Class XC Certificates," the "Class XP Certificates," the "Class A-1A
Certificates," the "Class A-1 Certificates," the "Class A-1D Certificates," the
"Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4
Certificates," the "Class A-M Certificates," the "Class A-J Certificates," the
"Class B Certificates," the "Class C Certificates," the "Class D Certificates,"
the "Class E Certificates," the "Class F Certificates," the "Class G
Certificates," the "Class H Certificates," the "Class J Certificates," the
"Class K Certificates," the "Class L Certificates," the "Class M Certificates,"
the "Class N Certificates," the "Class O Certificates," the "Class P
Certificates," the "Class Q Certificates," the "Class S Certificates," the
"Class FNB-1 Certificates," the "Class FNB-2 Certificates," the "Class FNB-3
Certificates," the "Class FNB-4 Certificates," the "Class FNB-5 Certificates,"
the "Class FNB-6 Certificates," the "Class R-I Certificates," the "Class R-II
Certificates," the "Class R-III Certificates" and the "Class R-L Certificates,"
respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund")
consisting primarily of a pool of commercial and multifamily mortgage loans (the
"Mortgage Loans"). The Mortgage Loans, as of the due date of each such Mortgage
Loan in January 2006 (each, the "Cut-off Date"), have an aggregate principal balance of $1,697,406,243 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement, dated January 25, 2006, between GMACCM as seller and the
Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated January 25, 2006, between MSMC as seller and the
Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement, dated January 25, 2006, between GACC as seller and the
Depositor as purchaser. The Depositor sold the Class A-1, Class A-1A, Class A-2,
Class A-3, Class A-4, Class XP, Class A-M, Class A-J, Class B, Class C, Class D
and Class E Certificates to Morgan Stanley & Co. Incorporated ("Morgan"),
Deutsche Bank Securities Inc. ("DB"), GMAC Commercial Holding Capital Corp.
("GMACCH" and, with Morgan, and DB in such capacity, the "Underwriters")
pursuant to an underwriting agreement dated January 25, 2006 among the
Underwriters, GMACCM and the Depositor, attached hereto as Exhibit 1.1. The
Depositor sold the Class XC, Class F, Class G, Class H, Class J, Class K, Class
L, Class M, Class N, Class O, Class P, Class Q, Class FNB-1, Class FNB-2, Class
FNB-3, Class FNB-4, Class FNB-5 and Class FNB-6 Certificates to Morgan and DB
pursuant to a certificate purchase agreement each dated January 25, 2006. The
Depositor sold the Class R-I, Class R-II, Class R-III and Class R-L Certificates
to JPMorgan Chase Bank, N.A. The Depositor sold the Class S Certificate to
Redwood Trust, Inc.

                                      -2-

                  Each of Class XC and Class XP Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional
Amount") equal to $1,697,406,243 and $1,658,713,000, respectively. The Class A-1
Certificates will have an initial Certificate Balance of $37,000,000. The Class
A-1D Certificates will have an initial Certificate Balance of $15,000,000. The
Class A-1A Certificates will have an initial Certificate Balance of
$296,113,000. The Class A-2 Certificates will have an initial Certificate
Balance of $166,000,000. The Class A-3 Certificates will have an initial
Certificate Balance of $98,000,000. The Class A-4 Certificates will have an initial Certificate Balance of $576,071,000. The Class A-M Certificates will have an initial Certificate Balance of $169,740,000. The Class A-J Certificates
will have an initial Certificate Balance of $114,575,000. The Class B
Certificates will have an initial Certificate Balance of $36,070,000. The Class
C Certificates will have an initial Certificate Balance of $19,096,000. The
Class D Certificates will have an initial Certificate Balance of $12,731,000.
The Class E Certificates will have an initial Certificate Balance of
$21,217,000. The Class F Certificates will have an initial Certificate Balance of $16,974,000. The Class G Certificates will have an initial aggregate
Certificate Balance of $19,096,000. The Class H Certificates will have an initial Certificate Balance of $19,096,000. The Class J Certificates will have an initial Certificate Balance of $23,339,000. The Class K Certificates will have an initial Certificate Balance of $6,366,000. The Class L Certificates will have an initial Certificate Balance of $6,365,000. The Class M Certificates will have an initial Certificate Balance of $8,487,000. The Class N Certificates will have an initial Certificate Balance of $2,122,000. The Class O Certificates will have an initial Certificate Balance of $4,243,000. The Class P Certificates will have an initial Certificate Balance of $6,365,000. The Class Q Certificates will have an initial Certificate Balance of $23,340,243. The Class FNB-1 Certificates
will have an initial Certificate Balance of $5,100,000. The Class FNB-2
Certificates will have an initial Certificate Balance of $5,600,000. The Class
FNB-3 Certificates will have an initial Certificate Balance of $2,100,000. The
Class FNB-4 Certificates will have an initial Certificate Balance of $4,500,000.
The Class FNB-5 Certificates will have an initial Certificate Balance of
$2,400,000. The Class FNB-6 Certificates will have an initial Certificate
Balance of $13,300,000. The Class S, Class R-I, Class R-II, Class R-III and
Class R-L Certificates each have an initial Certificate Balance of $0.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                      -3-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
------------------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1    Underwriting Agreement, dated as of January 25, 2006, among GMAC
                Commercial Mortgage Securities, Inc. as seller, GMAC Commercial
                Mortgage Corporation, Morgan Stanley & Co. Incorporated ,
                Deutsche Bank Securities Inc. and GMAC Commercial Holding
                Capital Corp., as underwriters.

         4.1    Pooling and Servicing Agreement, dated as of January 1, 2006, among GMAC Commercial Mortgage Securities, Inc. as depositor,
                GMAC Commercial Mortgage Corporation as master servicer and serviced whole loan paying agent, CWCapital Asset Management
                LLC, as special servicer, and Wells Fargo Bank, N.A., as
                trustee.

         4.2    Sub-Servicing Agreement, dated as of January 1, 2006, between
                GMAC Commercial Mortgage Corporation, as master servicer, and
                CWCapital LLC, as primary servicer.

         99.1   Mortgage Loan Purchase Agreement, dated as of January 25, 2006, between GMAC Commercial Mortgage Corporation as seller and GMAC
                Commercial Mortgage Securities, Inc. as purchaser.

         99.2   Mortgage Loan Purchase Agreement, dated as of January 25, 2006, between German American Capital Corporation as seller and GMAC
                Commercial Mortgage Securities, Inc. as purchaser.

         99.3   Mortgage Loan Purchase Agreement, dated as of January 25, 2006, between Morgan Stanley Mortgage Capital Inc. as seller and GMAC
                Commercial Mortgage Securities, Inc. as purchaser.

         99.4   Mortgage Loan Purchase Agreement, dated as of January 25, 2006, between German American Capital Corporation as seller and GMAC
                Commercial Mortgage Securities, Inc. as purchaser.

                                      -4-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GMAC COMMERCIAL MORTGAGE
                                    SECURITIES, INC., Registrant

                                    By: /s/Victor Diaso
                                        ---------------------------------------
                                        Name:  Victor Diaso
                                        Title: Vice President

Date:    February 15, 2006

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

         1.1      Underwriting Agreement, dated as of January 25, 2006, among
                  GMAC Commercial Mortgage Securities, Inc. as seller, GMAC
                  Commercial Mortgage Corporation, Morgan Stanley & Co.
                  Incorporated , Deutsche Bank Securities Inc. and GMAC
                  Commercial Holding Capital Corp., as underwriters.

         4.1      Pooling and Servicing Agreement, dated as of January 1,
                  2006, among GMAC Commercial Mortgage Securities, Inc. as
                  depositor, GMAC Commercial Mortgage Corporation as master
                  servicer and whole loan paying agent, CWCapital Asset
                  Management LLC, as special servicer, and Wells Fargo Bank,
                  N.A., as trustee.

         4.2      Sub-Servicing Agreement, dated as of January 1, 2006,
                  between GMAC Commercial Mortgage Corporation, as master
                  servicer, and CWCapital LLC, as primary servicer.

         99.1     Mortgage Loan Purchase Agreement, dated as of January
                  25, 2006, between GMAC Commercial Mortgage Corporation as
                  seller and GMAC Commercial Mortgage Securities, Inc. as
                  purchaser.

         99.2     Mortgage Loan Purchase Agreement, dated as of January 25,
                  2006, between German American Capital Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

         99.3     Mortgage Loan Purchase Agreement, dated as of January
                  25, 2006, between Morgan Stanley Mortgage Capital Inc. as
                  seller and GMAC Commercial Mortgage Securities, Inc. as
                  purchaser.

         99.4     Mortgage Loan Purchase Agreement, dated as of January
                  25, 2006, between German American Capital Corporation as
                  seller and GMAC Commercial Mortgage Securities, Inc. as
                  purchaser.